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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

Tekla Healthcare Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2015 to March 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE INVESTORS

Semiannual Report

March 31, 2016

(Unaudited)

TEKLA HEALTHCARE INVESTORS

DISTRIBUTION POLICY

The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. With each distribution, the Fund will issue a notice to shareholders and a press release that will provide detailed information regarding the amount and estimated composition of the distribution. You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

To our Shareholders:

On March 31, 2016, the net asset value (NAV) per share of the Fund was $24.34. During the six month period ended March 31, 2016, total return at NAV of the Fund was -11.31%, with distributions reinvested. The total investment return at market with distributions reinvested was -6.18% during the same period. Comparisons to the relevant indices are listed below.

Investment Returns	Six Months Ended 3/31/16
At Market	-6.18%
At Net Asset Value	-11.31%
NASDAQ Biotech Index	-13.77%
S&P 500 Index	8.48%

Investment Highlights

Despite several challenges in recent months, we continue to be cautiously optimistic about the future of the healthcare and biotech sectors. As we have noted, the longer term secular fundamentals in these industries remain appealing. People spend more money on healthcare as they age and, as has been widely reported, our population is getting older. This combination suggests that demand for healthcare services should continue to rise well into the future. Furthermore, development of new and novel products continues unabated. In the last several years, we have observed a spate of healthcare IPOs and private investment by traditional limited partners. This has produced a new generation of companies poised to develop and market products based on recent scientific discoveries that will treat unmet medical needs, thereby improving the quality of life for and/or extend the lives of patients.

For most of the last seven years these fundamental factors have led to outsized performance by the healthcare sector in general and the biotech sector in particular. As an example, the biotech sector, as measured by the NASDAQ Biotechnology Index (NBI), has, since its March 2009 low amidst the great financial crisis through its mid-2015 market highs, advanced by approximately 500% compared with an approximate 213% advance for the broad market S&P 500 Index. This represented an impressive period for the biotech sector, measured both by the magnitude of the sector's advance as well as by the duration of the outperformance.

Having said this, since the mid-2015 market highs, performance of the biotech sector has been uneven. As we reported in the Fund's 2015

Annual Report, the biotech sector underperformed the broader market in the calendar quarter ending September 30, 2015. In that three month period, the NBI declined by approximately 17.9% compared to a decline of approximately 6.4% for the broad market. The NBI had appeared to stabilize in October and November 2015, but ultimately extended the decline that began in mid-2015. In fact, during the current reporting period (i.e., the six month period ended March 31, 2016), the NBI declined an additional 13.8%, mostly during January 2016. In aggregate, the NBI declined approximately 29.8% from the July 2015 highs to the end of the current report period. This decline has certainly been material. However, despite the decline, it is clear we argue that the performance of the NBI has been impressive over the longer term.

Chart Below: NBI (black) Versus S&P 500 Index (blue) March 15, 2009 through March 31, 2016

Chart Below: NBI (black) Versus S&P 500 Index (blue) Sept 30, 2015 through March 31, 2016

Given recent performance, we think it is appropriate to comment on the current status of the factors we feel have driven sector performance in recent years and those that might have an impact in the near and intermediate future.

We believe that in recent years, population demographics and passage of the Affordable Care Act have increased demand and utilization of Healthcare products and services. Growth in the Healthcare and Biotech sectors had been consistently projected as elevated relative to many other sectors and valuations (particularly on a growth adjusted basis) had seemed to be attractive. In addition, Merger & Acquisition (M&A) activity had been notable, as had new IPO and follow-on financing activity. It is our view that these factors, in combination with accommodative monetary policies, had contributed to the equity performance in general and healthcare/biotech equity performance in particular.

However, in 2015, several mitigating factors have become more prominent. For example, a handful of US drug manufacturers had taken considerable liberties in pricing some of their drugs. As a result, concerns about drug pricing have become generally more common and have become a point of contention in the current US Presidential election discussion. Separately, M&A activity, an important contributor to sector sentiment, has been questioned, particularly for those transactions involving tax inversion. In addition, after several years of outperformance, valuations which we feel had remained attractive, have been considered stretched by others. It is our view that in combination, these and other factors have contributed to the sector downturn seen in the six to nine-month periods ending March 31, 2016. We also note that heightened IPO and follow-on financing activity, additional contributors to positive sentiment, also declined in this period.

The critical question is where are we now? Unfortunately the answer is that one can never know what will happen and that there will always be both encouraging and mitigating factors. But at the moment we think there are more things that make us optimistic than there are that give us pause.

In the near term, we think that the status of the political environment continues to be a significant factor in sentiment toward healthcare/biotech sectors. While we would point out that the vast majority of prescriptions are for relatively low cost generics and that (according to PHRMA) the percentage of each US healthcare dollar spent on drugs has not materially changed in many years, it also appears that out-of-pocket spending on drugs is increasing, particularly on the approximately 10% of prescriptions written on branded drugs. These latter impressions appear to be an important topic in the current presidential election discussion. As a result there has been considerable commentary by presidential candidates and others about methods they can or will use to control growth of drug pricing. It is our view that political pressure to control price increase will continue but that the actual impact of current campaign rhetoric will be moderate. Moreover, it appears to us that in recognition of pricing concerns, thoughtful approaches (e.g. value based pricing approaches wherein the cost of a drug is linked to its effectiveness) are being introduced by the pharmaceutical industry.

On the other hand, there are quite a few factors that cause us, in aggregate, to remain generally optimistic. Population demographics and ACA driven utilization that have each increased demand for healthcare products and services remain positive factors. We continue to think that growth drives price. And while growth of the US economy has generally been weak in recent years, expected growth rates in our sector, particularly in biotech, remain solid. And after the significant pullback described above, valuations have become more attractive of late.

It appears the pullback that has occurred in the last nine months or so has had a negative effect on sentiment. In addition, the matters described above have had an impact on the frequency of IPOs and related financings. The deal-a-day frenzy of the last couple years has diminished. But we are optimistic that we see signs of a reversal in sentiment. As we write this note in late April 2016, the NBI has been stable or up in the last couple of months, valuations are more attractive than they have been in some time, we are seeing the re-emergence of several interesting IPOs, and we are anticipating both the completion of the US Presidential cycle and the arrival of some important clinical and regulatory events in the second half of 2016. M&A activity may also be picking up. We think this combination of events could on balance improve sentiment and ultimately drive the healthcare/biotech sector upwards. We caution that ours is a volatile sector and that there could be negative events contrary to our expectation, but in general we remain cautiously optimistic.

Portfolio Highlights

HQH seeks to invest in growing healthcare companies. The Fund emphasizes investment in biotechnology though at a level materially below that of the NBI. The Fund seeks to be broadly diversified within the various healthcare subsectors, often investing in such areas as services, life science tools, medical technology and other related areas. In recent months, including during the current report period, Fund performance benefitted from being underweight biotech relative to the NBI.

In addition, the Fund was impacted during the current report period by its ownership or non-ownership relative to the NBI of a number of individual stocks. Specifically, the Fund benefitted from owning or being overweight positions in Allergan PLC, Teva Pharmaceutical, Alere, Inc and Anacor Pharmaceuticals. It also benefitted from not owning Clovis Oncology, Inc. Conversely, the Fund was negatively affected by owning or being overweight Incyte Corporation, Aetna, Inc, and Alliqua Biomedical. The Fund was also negatively affected by not owning Dyax Corporation.

Investment Changes

During the six month period ended March 31, 2016, within the public portfolio, the Fund established positions in several companies including Shire plc, Jazz Pharmaceuticals plc, Mediva, Inc., Horizon Pharma plc, HCA Holdings, Inc., Universal Health Services, Inc, Medtronics plc, Exelixis, Inc and Epizyme, Inc. During the same six month period, the Fund exited positions in Aetna, Inc., Alere, Inc., Allscripts Healthcare Solutions, Inc., United Therapeutics Corporation, Spectrum Pharmaceuticals, Inc. and TetraLogic Pharmaceuticals Corporation.

During the same six month period, within the venture portfolio, the Fund made initial investments in GenomeDx Biosciences, Inc., and BioClin Therapeutics, Inc. and follow-on investments in IlluminOss Medical, Inc. and Neurovance, Inc. During the report period the Fund exited Magellan Diagnostics, Inc.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead, PhD
President

TEKLA HEALTHCARE INVESTORS

LARGEST HOLDINGS BY ISSUER

(Excludes Short-Term Investments)

As of March 31, 2016
(Unaudited)

Issuer - Sector	% of Net Assets
Gilead Sciences, Inc. Biotechnology	9.9%
Celgene Corporation Biotechnology	9.1%
Biogen Inc. Biotechnology	5.2%
Alexion Pharmaceuticals, Inc. Biotechnology	5.2%
Allergan plc Pharmaceuticals	4.9%
Regeneron Pharmaceuticals, Inc. Biotechnology	4.3%
Illumina, Inc. Life Sciences Tools & Services	4.2%
Vertex Pharmaceuticals Incorporated Biotechnology	4.1%
Incyte Corporation Biotechnology	4.0%
BioMarin Pharmaceutical Inc. Biotechnology	3.6%

SECTOR DIVERSIFICATION (% of Net Assets)

As of March 31, 2016
(Unaudited)

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2016
(Unaudited)

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (Restricted) (a) (b) - 4.7% of Net Assets	VALUE
	Biotechnology - 1.1%
1,426,649	Afferent Pharmaceuticals, Inc. Series C	$3,499,998
1,553,255	BioClin Therapeutics, Inc. Series A	1,009,616
3,696,765	EBI Life Sciences, Inc. Series A (c)	18,854
2,266,666	GenomeDx Biosciences, Inc. Series C	3,399,999
350,754	Merus B.V. Class C (d)	2,658,158
		10,586,625
	Health Care Equipment & Supplies - 2.1%
3,364,723	AlterG, Inc. Series C	1,379,536
114,158	CardioKinetix, Inc. Series C	114
205,167	CardioKinetix, Inc. Series D	522,765
632,211	CardioKinetix, Inc. Series E	1,799,905
580,225	CardioKinetix, Inc. Series F	1,982,049
N/A(e)	CardioKinetix, Inc. warrants (expiration 12/11/19)	0
N/A(e)	CardioKinetix, Inc. warrants (expiration 6/03/20)	0
12,695	CardioKinetix, Inc. warrants (expiration 8/15/24)	0
475,500	IlluminOss Medical, Inc. Series AA (c)	475,500
895,848	IlluminOss Medical, Inc. Series Junior Preferred (c)	895,848
11,410,347	Insightra Medical, Inc. Series C (c)	4,830,000
8,661,370	Insightra Medical, Inc. Series C-2 (c)	3,666,358
815,025	Insightra Medical, Inc. warrants (expiration 3/31/25) (c)	0
4,482,636	Insightra Medical, Inc. warrants (expiration 5/28/25) (c)	0
3,260,100	Insightra Medical, Inc. warrants (expiration 8/18/25) (c)	0
13,823,805	Palyon Medical Corporation Series A (c)	2,944
27,100,879	Palyon Medical Corporation Series B (c)	1,897
N/A(e)	Palyon Medical Corporation warrants (expiration 4/26/19) (c)	0
4,720,000	Tibion Corporation Series B	0
N/A(e)	Tibion Corporation warrants (expiration 7/12/17)	0
N/A(e)	Tibion Corporation warrants (expiration 10/30/17)	0
N/A(e)	Tibion Corporation warrants (expiration 11/28/17)	0
3,750,143	Veniti, Inc. Series A (c)	2,271,462

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2016
(Unaudited, continued)

SHARES	Health Care Equipment & Supplies - continued	VALUE
1,881,048	Veniti, Inc. Series B (c)	$1,205,187
1,031,378	Veniti, Inc. Series C (c)	826,031
		19,859,596
	Life Sciences Tools & Services - 0.7%
3,109,861	Dynex Technologies, Inc. Series A	1,554,931
142,210	Dynex Technologies, Inc. warrants (expiration 4/01/19)	0
11,335	Dynex Technologies, Inc. warrants (expiration 5/06/19)	0
3,669,024	Labcyte, Inc. Series C	4,274,413
160,767	Labcyte, Inc. Series D	168,484
		5,997,828
	Pharmaceuticals - 0.8%
4,118,954	Euthymics Biosciences, Inc. Series A (c)	4,119
77,632	Neurovance, Inc. Series A (c)	288,015
965,354	Neurovance, Inc. Series A-1 (c)	3,581,463
561,798	Ovid Therapeutics, Inc. Series B	3,500,002
		7,373,599
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (RESTRICTED) (Cost $57,817,343)	43,817,648
PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 0.1%
	Convertible Notes (Restricted) (a) (c) - 0.1%
	Health Care Equipment & Supplies - 0.0%
$53,818	Palyon Medical Corporation Promissory Note, 8.00%, due 5/15/16	0
43,658	Palyon Medical Corporation Promissory Note, 8.00%, due 7/15/16	0
		0
	Pharmaceuticals - 0.1%
134,622	Neurovance, Inc. Cvt Promissory Note, 6.00%, due 3/1/17	134,622
403,867	Neurovance, Inc. Cvt Promissory Note, 6.00%, due 3/1/17	403,867
		538,489
	TOTAL CONVERTIBLE NOTES	538,489

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2016
(Unaudited, continued)

PRINCIPAL AMOUNT	Non-Convertible Notes (Restricted) (a) (b) - 0.0%	VALUE
	Health Care Equipment & Supplies - 0.0%
342,899	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	$0
40,596	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	0
	TOTAL NON-CONVERTIBLE NOTES	0
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $1,019,722)	538,489
SHARES	COMMON STOCKS AND WARRANTS - 91.7%
	Biotechnology - 55.6%
383,497	ACADIA Pharmaceuticals Inc. (b)	10,722,576
348,916	Alexion Pharmaceuticals, Inc. (b)	48,576,085
278,717	Alkermes plc (b)	9,529,334
64,470	Alnylam Pharmaceuticals, Inc. (b)	4,046,782
122,083	Amgen Inc.	18,303,904
187,390	Biogen Inc. (b)	48,781,365
406,545	BioMarin Pharmaceutical Inc. (b)	33,531,832
842,970	Celgene Corporation (b)	84,372,867
35,000	Cidara Therapeutics, Inc. (b)	444,500
229,642	CytomX Therapeutics, Inc. (b)	2,962,382
299,622	CytomX Therapeutics, Inc. (Restricted) (a)	3,478,611
10,996	Eiger BioPharmaceuticals, Inc. warrants (Restricted, expiration 10/10/18) (a) (b)	0
200,000	Epizyme, Inc. (b)	2,424,000
984,821	Exelixis, Inc. (b)	3,939,284
14,000	Galapagos NV (b) (d)	585,480
997,392	Gilead Sciences, Inc.	91,620,429
219,000	Heron Therapeutics, Inc. (b)	4,158,810
230,000	Heron Therapeutics, Inc. warrants (Restricted, expiration 7/01/16) (a) (b)	2,902,600
508,323	Incyte Corporation (b)	36,838,168
323,400	Medivation, Inc. (b)	14,869,932
391,312	Natera, Inc. (b)	3,725,290
173,103	Neurocrine Biosciences, Inc. (b)	6,846,223
1,770,168	Pieris Pharmaceuticals, Inc. (b)	3,363,319
109,644	Regeneron Pharmaceuticals, Inc. (b)	39,520,083
61,880	Ultragenyx Pharmaceutical Inc. (b)	3,917,623
474,879	Vertex Pharmaceuticals Incorporated (b)	37,748,132
		517,209,611

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2016
(Unaudited, continued)

SHARES	Health Care Equipment & Supplies - 1.3%	VALUE
1,155,000	Alliqua BioMedical, Inc. (b)	$947,100
160,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	180,079
77,194	IDEXX Laboratories, Inc. (b)	6,045,834
60,590	Medtronic plc	4,544,250
214,686	TherOx, Inc. (Restricted) (a) (b)	215
		11,717,478
	Health Care Providers & Services - 4.9%
120,000	Centene Corporation (b)	7,388,400
91,826	HCA Holdings, Inc. (b)	7,167,019
222,222	InnovaCare Health, Inc. (Restricted) (a) (b) (g)	101,778
67,862	McKesson Corporation	10,671,299
212,541	Molina Healthcare, Inc. (b)	13,706,769
48,076	Universal Health Services, Inc.	5,996,039
		45,031,304
	Life Sciences Tools & Services - 6.5%
331,850	Agilent Technologies, Inc.	13,224,222
240,532	Illumina, Inc. (b)	38,992,643
60,645	Thermo Fisher Scientific Inc.	8,586,726
		60,803,591
	Pharmaceuticals - 23.4%
91,893	Akorn, Inc. (b)	2,162,242
171,201	Allergan plc (b)	45,887,004
583,984	Auris Medical Holding AG (b)	2,125,702
202,600	Bristol-Myers Squibb Co.	12,942,088
85,667	Eli Lilly & Co	6,168,881
147,000	Endo International plc (b)	4,138,050
148,820	Flex Pharma, Inc. (b)	1,632,555
289,660	Foamix Pharmaceuticals Ltd. (b)	1,888,583
587,000	Horizon Pharma plc (b)	9,726,590
88,386	Impax Laboratories, Inc. (b)	2,830,120
131,460	Intra-Cellular Therapies, Inc. (b)	3,654,588
139,399	Jazz Pharmaceuticals plc (b)	18,198,539
419,300	Mylan NV (b)	19,434,555
483,700	Paratek Pharmaceuticals, Inc. (b)	7,337,729
673,204	Pfizer, Inc.	19,953,767
286,650	Sagent Pharmaceuticals, Inc. (b)	3,488,530
119,885	Shire plc (f)	20,608,232
103,558	Tetraphase Pharmaceuticals Inc. (b)	479,474
430,658	Teva Pharmaceutical Industries Ltd. (f)	23,044,510

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2016
(Unaudited, continued)

SHARES	Pharmaceuticals - continued	VALUE
382,868	The Medicines Company (b)	$12,163,716
		217,865,455
	TOTAL COMMON STOCKS AND WARRANTS (Cost $627,977,513)	852,627,439
	EXCHANGE TRADED FUND - 1.6%
57,670	iShares Nasdaq Biotechnology ETF	15,040,913
	TOTAL EXCHANGE TRADED FUND (Cost $11,259,769)	15,040,913
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 1.9%
$18,017,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $18,017,000, 0.03%, dated 03/31/16, due 04/01/16 (collateralized by U.S. Treasury Notes 2.125%, due 06/30/22, market value $18,379,275)	18,017,000
	TOTAL SHORT-TERM INVESTMENT (Cost $18,017,000)	18,017,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTEREST - 100.0% (Cost $716,091,347)	930,041,489
INTEREST	MILESTONE INTEREST (Restricted) (a) (b) - 0.0%
	Pharmaceuticals - 0.0%
1	Targegen Milestone Interest	0
	TOTAL MILESTONE INTEREST (Cost $4,194,994)	0
	TOTAL INVESTMENTS - 100.0% (Cost $720,286,341)	930,041,489
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%	273,584
	NET ASSETS - 100%	$929,580,852

(a)  Security fair valued. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2016
(Unaudited, continued)

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $18,606,167).

(d)  Foreign security.

(e)  Number of warrants to be determined at a future date.

(f)  American Depository Receipt

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2016

(Unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $684,269,411)	$911,435,322
Investments in affiliated issuers, at value (cost $31,821,936)	18,606,167
Milestone interest, at value (cost $4,194,994)	—
Total investments	930,041,489
Cash	774
Dividends and interest receivable	209,808
Receivable for investments sold	349,403
Prepaid expenses	46,537
Other assets (see Note 1)	273,584
Total assets	930,921,595
LIABILITIES:
Accrued advisory fee	779,753
Accrued investor support service fees	38,901
Accrued shareholder reporting fees	89,673
Accrued trustee fees	34,925
Accrued other	397,491
Total liabilities	1,340,743
Commitments and Contingencies (see Note 1)
NET ASSETS	$929,580,852
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 38,193,673 shares issued and outstanding	$694,768,094
Accumulated net investment loss	(3,464,539)
Accumulated net realized gain on investments and milestone interest	28,522,149
Net unrealized gain on investments and milestone interest	209,755,148
Total net assets (equivalent to $24.34 per share based on 38,193,673 shares outstanding)	$929,580,852

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2016

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $57,391)	$2,309,295
Interest and other income	21,711
Total investment income	2,331,006
EXPENSES:
Advisory fees	4,963,369
Administration and auditing fees	177,614
Legal fees	136,790
Investor support service fees	119,217
Custodian fees	91,657
Shareholder reporting	89,683
Trustees' fees and expenses	77,240
Transfer agent fees	29,326
Other (see Note 2)	110,649
Total expenses	5,795,545
Net investment loss	(3,464,539)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on: Investments in unaffiliated issuers	13,659,937
Investments in affiliated issuers	(53,567)
Net realized gain	13,606,370
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	(123,351,897)
Investments in affiliated issuers	(5,291,282)
Change in unrealized appreciation (depreciation)	(128,643,179)
Net realized and unrealized gain (loss)	(115,036,809)
Net decrease in net assets resulting from operations	$(118,501,348)

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2016 (Unaudited)	Year ended September 30, 2015
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($3,464,539)	($7,850,794)
Net realized gain	13,606,370	164,501,186
Change in net unrealized depreciation	(128,643,179)	(60,485,023)
Net increase (decrease) in net assets resulting from operations	(118,501,348)	96,165,369
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(80,056,885)	(94,874,666)
Total distributions	(80,056,885)	(94,874,666)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (895,726 and 1,480,798 shares, respectively)	23,781,763	49,869,683
Total capital share transactions	23,781,763	49,869,683
Net increase (decrease) in net assets	(174,776,470)	51,160,386
NET ASSETS:
Beginning of period	1,104,357,322	1,053,196,936
End of period	929,580,852	1,104,357,322
Accumulated net investment loss included in net assets at end of period	($3,464,539)	$0 (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2016		Years ended September 30,
	(Unaudited)		2015		2014	2013	2012		2011
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, beginning of period	$29.61		$29.40		$24.90	$19.20	$14.46		$14.47
Net investment loss (1)	(0.09)		(0.22)		(0.24)	(0.20)	(0.05	)(2)	(0.16	)(3)
Net realized and unrealized gain (loss)	(3.04)		3.04		7.66	7.51	6.07		1.40
Total increase (decrease) from investment operations	(3.13)		2.82		7.42	7.31	6.02		1.24
Distributions to shareholders from:
Net realized capital gains	(2.14)		(2.61)		(2.13)	(1.61)	(1.32)		(1.26)
Total distributions	(2.14)		(2.61)		(2.13)	(1.61)	(1.32)		(1.26)
Increase resulting from shares repurchased	—		—		—	—	0.04		0.01
Change due to rights offering	—		—		0.79 (4)	—	—		—
Short term gain due to trading error	—		0.00	(5)	—	—	—		—
Net asset value per share, end of period	$24.34		$29.61		$29.40	$24.90	$19.20		$14.46
Per share market value, end of period	$24.00		$27.60		$28.40	$23.97	$18.36		$13.15
Total investment return at market value	(6.18	%)*	4.94%		28.08%	41.12%	51.43%		18.90%
Total investment return at net asset value	(11.31	%)*	8.76	%(6)	27.64%	40.18%	44.01%		9.15%
RATIOS
Expenses to average net assets	1.10	%**	1.03%		1.15%	1.26%	1.42%		1.47%
Expenses to average net assets with waiver	—		1.00%		1.13%	—	—		—
Net investment loss to average net assets	(0.66	%)**	(0.65%)		(0.87%)	(0.92%)	(0.28	%)(2)	(1.00	%)(3)
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$930		$1,104		$1,053	$690	$510		$379
Portfolio turnover rate	15.28	%*	37.43%		28.96%	35.41%	86.28%		93.75%

*  Not Annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Includes special dividends from four issuers in the aggregate amount of $0.13 per share. Excluding the special dividends, the ratio of net investment loss to average net assets would have been (1.05%).

(3)  Includes a special dividend from an issuer in the amount of $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.11%).

(4)  See Note 1. These rights offering shares were issued at a subscription price of $25.037 which was less than the Fund's net asset value per share of $29.01 on June 27, 2014 thus creating a dilution effect on the net asset value per share.

(5)  Rounds to less than $0.005 per share.

(6)  Total return includes payment by the Adviser. Excluding this payment, total return would have been 8.68% at net asset value.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Investors (the Fund) is a Massachusetts business trust formed on October 31, 1986 and registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund commenced operations on April 22, 1987. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the healthcare industry. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2016, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Non-fundamental Investment Restriction Changes

At its meeting on March 24, 2016, the Board approved eliminating restrictions regarding the Fund's ability to invest in warrants in certain cases and in repurchase agreements, as each restriction is no longer legally required. Additionally, the Board approved revisions to restrictions regarding the Fund's ability to take defensive investment positions and to invest in foreign issuers. The revisions made to each restriction eliminated unnecessary limitations. The Board took such actions in order to provide the Adviser with additional flexibility in choosing investments, although the investment adviser has indicated that it does not expect these policy changes to affect materially the manner in which the Fund is invested.

The two revised non-fundamental investment restrictions now read as follows (defined terms have been revised for ease of reference):

Defensive Investment Position Restriction: When, in the opinion of Tekla Capital Management LLC, adverse market conditions or industry expectations support such action, the Fund may temporarily take a defensive position of up to 75% of net assets in liquid investments. The money market instruments in which the Fund may invest include certificates of deposit and bankers' acceptances issued by domestic branches of federally-insured U.S. banks and savings and loan associations and commercial paper and high and upper medium grade corporate debt securities rated, as of the date of purchase, among the highest rating categories of Moody's Investors Service Inc. (Aaa, Aa or A for bonds; MIG-1, MIG-2 or MIG-3 for notes; P-1 for commercial paper) or Standard & Poor's Corporation (AAA, AA or A for bonds; SP-1+ to SP-2 for notes; A-1 for commercial paper). The Fund also may invest in shares of money market mutual funds that invest in money market instruments and U.S. Government Securities.

Foreign Investment Restriction: The Fund may not invest more than 20% of its net assets at the time of purchase in securities of foreign issuers.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

Milestone Interest

The Fund holds a financial instrument which reflects the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestone will not be achieved and no payment will be received by the Fund. The milestone interest was received as part of the proceeds from the sale of one private company. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the TargeGen Milestone Interest provide for payments at various stages of the development of TargeGen's principal product candidate as of the date of the sale.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

The following is a summary of the impact of the milestone interest on the financial statements as of and for the six months ended March 31, 2016:

Statement of Assets and Liabilities, Milestone interest, at value	$0
Statement of Assets and Liabilities, Net unrealized gain on investments and milestone interest	($4,194,994)
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interest	$0

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in four private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2016 totaled $155,318,377 and $184,738,511, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The Trustees initially adopted a distribution policy in May, 1999, and since then the Fund has made quarterly distributions at a rate of 2.00% of the Fund's net assets, except for the periods from August 4, 2009, to April 5, 2010 (during which distributions were suspended) and from April 5, 2010, to November 1, 2010 (during which the Fund made distributions at a rate of l.25% of the Fund's net assets).

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2016, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period beginning July 11, 2016. Prior to this renewal, in March 2015, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period beginning July 11, 2015. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2016 and the year ended September 30, 2015, the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Investor Support Services

The Fund has retained Destra Capital Investment LLC to provide investor support services in connection with the ongoing operation of the Fund. The Fund will pay Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets from January 1, 2016, through the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2016, these payments amounted to $36,927 and are included in the other category in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the six months ended March 31, 2016 were as follows:

Issuer	Value on September 30, 2015	Purchases	Sales	Income	Value on March 31, 2016
CardioKinetix, Inc.	$6,169,346				—	*
EBI Life Sciences, Inc.	18,854				$18,854
Euthymics Biosciences, Inc.	1,582,914				4,119
IlluminOss Medical, Inc.	3,593,974	$574,500	$99,000		1,371,348
Insightra Medical, Inc.	8,496,358	—	—		8,496,358
Neurovance, Inc.	5,705,132	538,489	—	$1,983	4,407,967
Palyon Medical Corporation	4,992	—	53,566	(8,909)	4,841
Veniti, Inc.	4,302,680	—	—	—	4,302,680
	$29,874,250	$1,112,989	$152,566	$(6,926)	$18,606,167

  *  No longer an affiliate as of March 31, 2016.

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The Independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2016 to value the Fund's net assets. For the six months ended March 31, 2016, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnology			$10,586,625	$10,586,625
Health Care Equipment & Supplies			19,859,596	19,859,596
Life Sciences Tools & Services			5,997,828	5,997,828
Pharmaceuticals			7,373,599	7,373,599
Convertible and Non-Convertible Notes
Health Care Equipment & Supplies			0	0
Pharmaceuticals			538,489	538,489

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

Assets at Value	Level 1	Level 2	Level 3	Total
Common Stocks and Warrants
Biotechnology	$510,828,400		$6,381,211	$517,209,611
Health Care Equipment & Supplies	11,537,184		180,294	11,717,478
Health Care Providers & Services	44,929,526		101,778	45,031,304
Life Sciences Tools & Services	60,803,591		—	60,803,591
Pharmaceuticals	217,865,455		—	217,865,455
Exchange Traded Fund	15,040,913		—	15,040,913
Short-term Investment	—	$18,017,000	—	18,017,000
Other Assets	—	—	273,584	273,584
Total	$861,005,069	$18,017,000	$51,293,004	$930,315,073

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2015	Net Realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of March 31, 2016
Convertible Preferred and Warrants
Biotechnology	$6,129,122	$40,452	$4,417,051			$10,586,625
Healthcare Equipment & Supplies	26,344,438	(4,093,976)	487,557	($2,878,423)		19,859,596
Life Sciences Tools & Services	4,303,950	1,693,878	—			5,997,828
Pharmaceuticals	10,788,048	(3,416,826)	2,377			7,373,599
Convertible and Non-Convertible Notes
Healthcare Equipment & Supplies	151	(151)	—			—
Pharmaceuticals	—	—	538,489			538,489
Common Stocks and Warrants
Biotechnology	6,082,338	297,642	1,234	(3)		6,381,211
Healthcare Equipment & Supplies	145,447	34,847	—			180,294
Healthcare Providers & Services	471,110	(369,332)	—			101,778
Pharmaceuticals	32,214	(32,214)	—			—
Other Assets	380,021	—	72,037	(178,474)		273,584
Total	$54,676,839	($5,845,680)	$5,518,745	($3,056,900)	$0	$51,293,004
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2016						($6,293,872)

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at 3/31/2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$3,082,679	Income Approach Black-Scholes	Discount for lack of Marketability	20	% (20%)
	25,973,215	Adjusted Capital asset pricing model	Discount Rate	13.51	%-39.85% (20.81%)
			Price to sales multiple	1.12-4.42	(2.11)
	21,963,526	Market approach, recent transaction	(a)	N/A
	273,584	Probability adjusted value	Probability of events	20	%-90% (43.72%)
			Timing of events	0.13-2.58 (1.20) years
	$51,293,004

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 5.5% of the Fund's net assets at March 31, 2016.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2016. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Afferent Pharmaceuticals, Inc.
Series C Cvt. Pfd	7/1/15	$3,503,978	$2.45		$3,499,998
AlterG, Inc.
Series C Cvt. Pfd	4/12/13	2,053,934	0.41		1,379,536
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16	1,009,615	0.65		1,009,616
CardioKinetix, Inc.
Series C Cvt. Pfd	5/22/08	2,379,165	0.00	†	114
Series D Cvt. Pfd	12/10/10	785,619	2.55		522,765
Series E Cvt. Pfd	9/14/11	1,803,981	2.85		1,799,905
Series F Cvt. Pfd	12/04/14	1,982,283	3.42		1,982,049
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	177	0.00		0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	177	0.00		0
Warrants (expiration 8/15/24)	8/15/14	181	0.00		0
Cercacor Laboratories, Inc. Common	3/31/98	0	1.13		180,079
CytomX Therapeutics, Inc. Common	6/12/15	2,801,232	11.61		3,478,611

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Dynex Technologies, Inc.
Series A Cvt. Pfd	1/03/12††	$287,751	$0.50		$1,554,931
Warrants (expiration 4/01/19)	1/03/12††	86	0.00		0
Warrants (expiration 5/06/19)	1/03/12††	7	0.00		0
EBI Life Sciences, Inc.
Series A Cvt. Pfd	12/29/11††	19,566	0.01		18,854
Eiger BioPharmaceuticals, Inc.
Warrants (expiration 10/10/18)	10/10/13	145	0.00		0
Euthymics Biosciences, Inc.
Series A Cvt. Pfd	7/14/10 - 5/21/12	3,792,632	0.00	†	4,119
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	3,399,999	1.50		3,399,999
Heron Therapeutics, Inc.
Warrants (expiration 7/01/16)	6/30/11	1,236	12.62		2,902,600
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	478,433	1.00		475,500
Series Junior Pfd	9/26/12, 6/13/14, 1/21/16	3,458,699	1.00		895,848
InnovaCare Health, Inc. Common	12/21/12††	965,291	0.46		101,778
Insightra Medical, Inc.
Series C Cvt. Pfd	4/29/13 - 4/17/14	4,839,765	0.42		4,830,000
Series C-2 Cvt. Pfd	5/25/15	3,666,720	0.42		3,666,358
Warrants (expiration 3/31/25)	7/24/15	16	0.00		0
Warrants (expiration 5/28/25)	5/28/15	86	0.00		0
Warrants (expiration 8/18/25)	8/8/15	63	0.00		0
Labcyte, Inc.
Series C Cvt. Pfd	7/18/05	1,925,938	1.17		4,274,413
Series D Cvt. Pfd	12/21/12	102,912	1.05		168,484
Merus B.V. Class C Cvt. Pfd	8/17/15	2,592,586	7.58		2,658,158
Neurovance, Inc.
Series A Cvt. Pfd	12/29/11††	293,575	3.71		288,015
Series A-1 Cvt. Pfd	10/11/12 - 10/10/13, 3/17/15	3,591,437	3.71		3,581,463
Cvt. Promissory Note	2/23/16	134,622	100.00		134,622
Cvt. Promissory Note	3/14/16	403,867	100.00		403,867
Ovid Therapeutics, Inc.
Series B Cvt. Pfd	8/7/15	3,500,002	6.23		3,500,002
Palyon Medical Corporation
Series A Cvt. Pfd	4/28/09	2,978,923	0.00	†	2,944
Series B Cvt. Pfd	6/28/13	1,891,949	0.00	†	1,897
Cvt. Promissory Note	11/13/14	53,822	0.00		0
Cvt. Promissory Note	1/22/15	43,658	0.00		0
Warrants (expiration 4/26/19)	4/25/12	0	0.00		0
Targegen Milestone Interest	7/20/10	4,194,994	0.00		0
TherOx, Inc. Common	9/11/00, 7/8/05	3,582,706	0.00	†	215
Tibion Corporation
Series B Cvt. Pfd	2/23/11	1,302,544	0.00		0
Non-Cvt. Promissory Note	7/12/12	343,226	0.00		0
Non-Cvt. Promissory Note	4/12/13	40,598	0.00		0
Warrants (expiration 07/12/17)	7/12/12	0	0.00		0
Warrants (expiration 10/30/17)	10/30/12	0	0.00		0
Warrants (expiration 11/28/17)	11/28/12	0	0.00		0

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Veniti, Inc.
Series A Cvt. Pfd	2/28/11	$3,270,355	$0.61	$2,271,462
Series B Cvt. Pfd	5/24/13	1,723,585	0.64	1,205,187
Series C Cvt. Pfd	12/12/14	1,180,235	0.80	826,031
		$70,382,371		$51,019,420

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Carrying value per unit is greater than $0.00 but less than $0.01

  ††  Interest received as part of a corporate action for a previously owned security.

TEKLA HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 24, 2016, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark, the NASDAQ Biotech Index (NBI), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund and does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant enhancements to its infrastructure, including enhancements in number, experience and qualifications of its investment team in order to meet the future demands of the Fund (and Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund) for investment management services.

TEKLA HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund for the current and fiscal years to date and over the past one-, two-, three-, four-, five-, six-, seven-, eight-, nine-, and ten-year periods; comparisons of the Fund's performance to its benchmark, the NASDAQ Biotechnology Index (the NBI), the S&P 500 Index, the S&P 1500 Healthcare Index, and other investment companies; and information relating to the performance of the Fund's venture capital portfolio. The Trustees continue to be satisfied with the investment performance of the Fund and the Adviser. Although the NBI's performance generally exceeded the Fund's returns measured by net asset value and stock price over the reported periods, the returns measured by net asset value and by stock price of the Fund (including venture capital investments) were comparable to the performance of the NBI over the reported periods, considering that the NBI includes only public companies. In addition, the Fund's returns measured by net asset value and by stock price generally met or exceeded the performance of the S&P 500 Index and the S&P 1500 Healthcare Index for the reported periods, and the Fund's performance compares well to a peer group of 29 healthcare funds for the reported periods.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a significant portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the fee schedule in the Advisory Agreement and noted that it provides for breakpoints that reduce the effective fee to the extent the Fund's net assets should increase, allowing the Fund to share in the benefits of the economies of scale that would inure to the Adviser as the Fund's assets increase. Given the closed-end structure of the Fund, its current asset size, and the fact that economies of scale are modest at current Fund asset levels, the Trustees determined that the Fund's advisory fee schedule is satisfactory and fair.

TEKLA HEALTHCARE INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings.

DISTRIBUTION POLICY

The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM

In March 2016, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2016.

PORTFOLIO MANAGEMENT

Daniel R.Omstead, Ph.D.(since 2001), Jason C. Akus, M.D./M.B.A., Christian Richard, M.B.A, M.S., Timothy Gasperoni, Ph.D., M.B.A., Amanda Birdsey-Benson, Ph.D., Alan Kwan, Ph.D., M.S., M.B.A., William Hite CFA and Joshua Mosberg, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING

A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH
NAV Symbol: XHQHX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

(617) 772-8500

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2015–Oct. 31, 2015)
Month #2 (Nov. 1, 2015 – Nov. 30, 2015)
Month #3 (Dec. 1, 2015 – Dec. 31, 2015)
Month #4 (Jan. 1, 2016 – Jan. 31, 2016)
Month #5 (Feb. 1, 2016 – Feb. 29, 2016)
Month #6 (Mar. 1, 2016 – Mar. 31, 2016)
Total

(1)         On June 30, 2011, the share repurchase program was announced, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2011.  On March 19, 2015, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2015. On March 24, 2016, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2016.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

ITEM 12. EXHIBITS

(a)(1)                  Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/3/16

* Print the name and title of each signing officer under his or her signature.